SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                         Date of Report
                      (Date of earliest
                        event reported):  October 27, 2000


                              BANDAG, INCORPORATED
             (Exact name of registrant as specified in its charter)



       Iowa                     001-07007                     42-0802143
--------------------       ---------------------          --------------------
  (State or other             (Commission File                (IRS Employer
  jurisdiction of                 Number)                  Identification No.)
   incorporation)

                              2905 North Highway 61
                              Muscatine, Iowa 52761
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (319) 262-1400
                       ----------------------------------
                         (Registrant's telephone number)



                               Page 1 of 3 pages

ITEM 5.  OTHER EVENTS

       (a) Registrant is filing (i) unaudited condensed consolidated statements of earnings for the three and nine month periods ended September 30, 2000 and 1999, respectively, (ii) unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2000 and 1999, respectively, and (iii) unaudited condensed consolidated balance sheets as of September 30, 2000 and December 31, 1999, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

       (a)      None.

       (b)      None.

       (c)      See Exhibit Index on page 3.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

       Dated:  October 27, 2000

                                              BANDAG, INCORPORATED


                                              By: /s/ Warren W. Heidbreder
                                                  -----------------------------
                                                  Warren W. Heidbreder,
                                                  Vice President and
                                                  Chief Financial Officer



                               Page 2 of 3 pages

                                  EXHIBIT INDEX

 Exhibit Number                Exhibit Description

      99.1 Unaudited condensed consolidated statements of earnings for the three and nine month periods ended September 30, 2000 and 1999, respectively, (i) unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2000 and 1999, respectively, and (ii) unaudited condensed consolidated balance sheets as of September 30, 2000 and December 31, 1999, respectively.